Van Kampen Corporate Bond Fund
                          Item 77(O) 10F-3 Transactions
                         March 1, 2005 - August 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Harrah  5/19/    -     $99.25 $750,00  2,160,    0.29%  0.35%   Citigr  Citigr
  's      05                   0,000     000                     oup,     oup
Operat                                                           RBS
  ing                                                           Greenw
Compan                                                           ich
y Inc.                                                          Capita
                                                                  l,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Commer
                                                                zbank
                                                                Securi
                                                                ties,
                                                                JPMorg
                                                                 an,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Scotia
                                                                Capita
                                                                l, BNP
                                                                PARIBA
                                                                  S,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.

                                                                 Banc
                                                                  of
Chesap  8/11/    -     $98.98 $600,00  1,210,    0.20%  0.18%   Americ   Bank
 eake     05                   0,000     000                      a       of
Energy                                                          Securi  Americ
 6.50%                                                           ties      a
                                                                 LLC,
                                                                 Bear
                                                                Stearn
                                                                s & Co
                                                                Inc.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                Corp.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 UBS,
                                                                Citigr
                                                                 oup,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                 ABN
                                                                Amro,
                                                                 BMO
                                                                Nesbit
                                                                  t
                                                                Burns
                                                                Inc.,
                                                                 BNP
                                                                Pariba
                                                                  s,
                                                                 Bosc
                                                                Inc.,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA)
                                                                Inc.,
                                                                Comeri
                                                                  ca
                                                                Securi
                                                                ties,
                                                                Fortis
                                                                Securi
                                                                ties,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                 ates
                                                                Inc.,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                ey, TD
                                                                Securi
                                                                 ties
                                                                 USA
                                                                 LLC,
                                                                Wells
                                                                Fargo

                                                                 Banc
                                                                  of
Knight  8/16/    -     $99.50 $400,00  3,495,    0.01%  0.52%   Americ   Bank
Ridder    05                   0,000     000                      a       of
 Inc.                                                           Securi  Americ
 5.75%                                                           ties      a
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Wedbus
                                                                  h
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                 Inc.